Exhibit 99.1

This Statement on Form 4 is filed jointly by by Peridot Acquisition Sponsor II,
LLC, CEC Aventurine Holdings, LLC, Carnelian Energy Capital III, L.P., Carnelian
Energy Capital GP III, L.P., Carnelian Energy Capital Holdings, LLC, Tomas
Ackerman, Daniel Goodman, Alan Levande, June Yearwood and Scott Prochazka. The
principal business address of each of these reporting persons is 2229 San Felipe
Street, Suite 1450, Houston, Texas 77019.

Name of Designated Filer: Peridot Acquisition Sponsor II, LLC

Date of Event Requiring Statement: March 13, 2023

Issuer Name and Ticker or Trading Symbol: Peridot Acquisition Corp. II (NYSE:
PDOT)

   PERIDOT ACQUISITION SPONSOR II, LLC

   By:/s/ Jeffrey Gilbert
   ------------------------------------------------
   Name: Jeffrey Gilbert
   Title: General Counsel and Corporate Secretary

   CEC AVENTURINE HOLDINGS, LLC

   By: Carnelian Energy Capital III, L.P.
   By: Carnelian Energy Capital GP III, L.P.
   Its: General Partner
   By: Carnelian Energy Capital Holdings, LLC
   Its: General Partner

   By:/s/ Tomas Ackerman
   ------------------------------------------------
   Name: Tomas Ackerman
   Title: Manager

   CARNELIAN ENERGY CAPITAL III, L.P.

   By: Carnelian Energy Capital GP III, L.P.
   Its: General Partner
   By: Carnelian Energy Capital Holdings, LLC
   Its: General Partner

   By:/s/ Tomas Ackerman
   ----------------------------------------------
   Name: Tomas Ackerman
   Title: Manager

   CARNELIAN ENERGY CAPITAL GP III, L.P.

   By: Carnelian Energy Capital Holdings, LLC
   Its: General Partner

   By:/s/ Tomas Ackerman
   ----------------------------------------------
   Name: Tomas Ackerman
   Title: Manager

   CARNELIAN ENERGY CAPITAL HOLDINGS, LLC

   By:/s/ Tomas Ackerman
   -----------------------------------------------
   Name: Tomas Ackerman
   Title: Managing Member

   By:/s/ Daniel Goodman
   -----------------------------------------------
   Name: Daniel Goodman
   Title: Managing Member

   TOMAS ACKERMAN

   By:/s/ Tomas Ackerman
   -----------------------------------------------
   Name: Tomas Ackerman

   DANIEL GOODMAN

   By:/s/ Daniel Goodman
   -----------------------------------------------
   Name: Daniel Goodman

   ALAN LEVANDE

   By:/s/ Jeffrey Gilbert, as Attorney-in-Fact
   ------------------------------------------------
   Name: Jeffrey Gilbert, as Attorney-in-Fact

   JUNE YEARWOOD

   By:/s/ Jeffrey Gilbert, as Attorney-in-Fact
   ------------------------------------------------
   Name: Jeffrey Gilbert, as Attorney-in-Fact

   SCOTT PROCHAZKA

   By:/s/ Jeffrey Gilbert, as Attorney-in-Fact
   -----------------------------------------------
   Name: Jeffrey Gilbert, as Attorney-in-Fact